SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 4, 2005

KOMAG, INCORPORATED

(Exact name of registrant as specified in its charter)

California (State or Other Jurisdiction of Incorporation)	0-16852 (Commission File Number)	94-2914864 (I.R.S. Employer Identification Number)

1710 Automation Parkway
San Jose, California 95131
(408) 576-2000
(Address, including zip code and telephone number, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
SIGNATURE

Item 1.01. Entry into a Material Definitive Agreement.

     On July 4, 2005, Komag USA (Malaysia) Sdn (“Komag Malaysia”) and Komag, Incorporated (“Komag Inc.” and, collectively, “Komag”) entered into a media supply agreement (the “Agreement”) with Seagate Technology International (“Seagate”). The Agreement requires that Komag supply to Seagate certain specified media volumes and that Komag supply such media from existing and new production capacity, subject to certain exceptions. The Agreement’s initial term is through October 1, 2009, subject to certain renewal periods.

     The above description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which will be filed as an exhibit to the Registrant’s quarterly report on Form 10-Q for the period ended October 2, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

Komag, Incorporated (Registrant)
Dated: July 8, 2005	By:	/s/ Kathleen A. Bayless
Kathleen A. Bayless
Vice President, Chief Financial Officer